UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): April 11, 2013

eCareer Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-126514	20-2641871
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2300 Glades Road, Suite 302E

Boca Raton, Florida 33434

(Address of principal executive offices)

Telephone – (877) 880-4400

Barossa Coffee Company, Inc.

311 South State St. #440

Salt Lake City, Utah 84111

(Former name and address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

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CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

This report contains forward-looking statements. The forward-looking statements are contained principally in the sections entitled “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” These statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “would” and similar expressions intended to identify forward-looking statements. Forward-looking statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. These forward-looking statements include, among other things, statements relating to the success of the transaction between eCareer Holdings, Inc. (formerly Barossa Coffee Company, Inc.) and eCareer, Inc.; our ability to obtain additional capital in the future to fund our planned expansion; the demand and growth of online recruiting and staffing; and other general economic factors.

Also, forward-looking statements represent our estimates and assumptions only as of the date of this report. You should read this report and the documents that we reference and filed as exhibits to the report completely and with the understanding that our actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available in the future.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As initially reported in our current report on Form 8-K filed on August 30, 2012, on that date, Barossa Coffee Company, Inc., a Nevada corporation (“BCCI”), entered into an Agreement and Plan of Reorganization (the “Exchange Agreement”) with certain principal stockholders of BCCI, including Thomas G. Kimble, Lynn Dixon and Adam Gatto (collectively, the “Principal BCCI Stockholders”), eCareer, Inc., a Florida corporation (“ECI”), and the consenting owners of the outstanding shares of common stock of ECI. The agreement provides for BCCI to acquire all of the issued and outstanding shares of common stock of ECI in exchange for a total of 4,260,690 shares of common stock of BCCI. After the parties agreed to extend the date of closing, the transactions contemplated by the Exchange Agreement closed on April 11, 2013, whereupon BCCI acquired 15,570,077 shares of ECI, representing 91.4% of ECI’s issued and outstanding common stock, in exchange for 3,894,668 restricted shares of newly issued common stock of BCCI—an exchange ratio of 0.250138 newly issued shares of BCCI common stock for every one share of ECI common stock. The 3,894,668 restricted shares of BCCI common stock issued to former ECI stockholders at closing represents 89.2% of the issued and outstanding common stock of BCCI. If and when the remaining ECI stockholders elect to exchange all of the remaining ECI common shares into shares of BCCI, former ECI stockholders will hold a total of 90% of BCCI’s common stock, based on numbers at the date of closing.

Pursuant to the Exchange Agreement, as extended, ECI agreed to pay a total of $245,000 cash to BCCI in seven scheduled payments, including a final payment of $165,000 which was made at closing. Contemporaneously, BCCI used $215,000 of the $245,000 to redeem and cancel 4,260,690 shares of its pre-exchange common stock from the Principal BCCI Stockholders. BCCI used the remaining $30,000 to pay certain consultants for services rendered. In connection with the parties’ agreement to extend the closing date of the Exchange Agreement, ECI also paid total extension penalties to BCCI as of closing of $35,000.

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As a result of the transactions effected by the Exchange Agreement, at closing ECI became a majority-owned subsidiary and the operating company of BCCI, and BCCI has abandoned all of its previous business plans, with the business of ECI now being BCCI’s sole business. ECI is a development stage company with limited operations to date focused in online job advertising, placement, recruiting and networking.

The Exchange Agreement also provided for, among other things, (i) the appointment and resignation certain directors and executive officers at closing, which disclosure is found below under “Item 5.01” of this current report, and (ii) an amendment to BCCI’s Articles of Incorporation to change its name to “eCareer Holdings, Inc.” at closing, which disclosure is found below under “Item 5.03.” This disclosure is incorporated herein by reference.

FORM 10 DISCLOSURE

Immediately prior to the transaction described above, we were deemed a shell company, as defined in Rule 12b-2 under the Securities Exchange Act of 1934 (the “Exchange Act”). Item 2.01(f) of Form 8-K provides that under these circumstances, a registrant must include with its disclosure the information that would be required if the registrant were filing a general form for registration of securities on Form 10 under the Exchange Act. Accordingly, we are providing below the information that would normally be included with a Form 10. Please note that the information provided below relates to the combined enterprises after the acquisition of ECI by BCCI, except that information regarding periods prior to the date of the acquisition only relates to the pre-exchange corporation unless otherwise specifically indicated.

Description of Business

Corporate History and Background

We were incorporated in March 2005 under the laws of the State of Nevada. We were originally formed to open and operate, through a wholly-owned subsidiary, Alchemy Coffee Company, Inc. (“Alchemy”), a retail, specialty coffee outlet. We opened a retail coffee outlet in February 2006, specializing in the sale of high quality foods and beverages. Due to continuing cash needs, however, we spun off Alchemy in October 2006. In the spin off transaction, we transferred ownership of Alchemy to one of our stockholders in exchange for all his shares of our common stock. After this transaction, we had no business activity or operations, other than investigating potential acquisitions. Upon the acquisition of eCareer, Inc. (“ECI”), as described above under “Item 2.01” of this current report, the business of ECI became our sole business, and descriptions of our business hereinafter refer to the business of ECI. ECI is a Florida corporation, formerly named eCareer Connections, Inc., formed in October 2009. ECI is a developmental stage company with limited operations to date.

Business Overview

We are a website designer, developer and marketer of niche career sites. Our sites are designed to brand client companies to active and passive candidates within each identified niche. Site features include industry news, social media groups, niche-specific content, webinars, events, training programs and consolidated industry statistics. Access to the site is free to job seekers and revenue will be generated through advertising, résumé searches and a job board function. Our first site, OpenReq.com™ began beta testing on October 15, 2012 and was publically launched on January 1, 2013.

The target audience for OpenReq.com™ includes all staffing organizations and Fortune 1000 companies with professionals in the Human Resources, recruiting and staffing industry function.

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Profession-specific verticals are the core of our “Talent Acquisition System™” which will target the specific needs of the professional community it serves. This enables employers, recruiters, staffing agencies, consulting firms and marketing professionals to effectively target and reach highly-valued audiences through relevant professional information.

Each profession-specific platform creates an ideal environment where recruiters, staffing companies and government agencies can target their open positions and identify job candidates for both job-seeking professionals and passive high caliber candidates.

Our job verticals address specialized career niches with high-demand professionals and, where recruiting and staffing activities are robust, require complex processes and have high cost-per-hire. We will also focus on specialized professions with forecasted long-term hiring demands that are expected to create strong competition and where there are shortages of those professionals. These verticals are expected to attract clients with the strong advertising budgets.

We will provide job advertising for recruiters, staffing companies, Fortune 1000 companies and government agencies. We will offer an Internet platform to directly match specific professionals with open job positions through our innovative, content-rich career communities.

Revenues will be generated from the following sources:

•	Job postings by recruiters, staffing, HR organizations and Fortune 1000 companies. Pricing ranges from individual postings to bundled packages depending on client needs;

•	Providing fee based résumé and database access; and

•	Website banner ads and media packages.

The Talent Acquisition System™

The core of our Talent Acquisition System™ is the profession-specific, branded career community with unique career content and full integration of relevant professional interaction systems. Job seeking professionals have free access, and we will develop profession-specific branded Facebook, Twitter and LinkedIn groups, blogs, etc. as additional resources. Once registered, members of their career community will be able to access content relevant to their profession, post résumés and refer friends to open positions.

Our clients will have paid access to the ecosphere to directly interact on social and professional levels with a very specific career community of professionals. Clients will be able to advertise their job openings, search for qualified professionals in the specialized résumé databases which includes both active and passive candidates, students, and networkers. We believe that the ability of our clients to add content is crucial to attracting members to the profession-specific ecosphere.

Internet Job Advertising and Employment Opportunities

Internet Job Advertising:

While the focus of search engine advertising is primarily Google, Yahoo and Bing, job advertising is a hugely segmented market when it comes to online job postings. We believe small career-specific job boards and very specialized niche verticals are more effective in targeting specific specialized professionals than the massive and general search engines. Recruiters, staffing companies, corporations and government agencies are more willing to pay for online job postings directed at very specific career communities. A relevant pool of hiring entities drives more candidates to post résumés and apply for positions on specialized job boards.

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Advertising on the primary search engines is costly and is not a practical advertising method for small organizations and professional offices (doctors, lawyers, architects, financial advisors, etc.). This unmet need drives smaller organizations and professional practices to address their hiring needs through job boards and job board aggregators, where they can target the specific professional efficiently and at a highly competitive cost.

At the same time, specialized career-specific job boards are gaining momentum due to search engine advertising. They are able to combine niche domain names and career-specific content to return a more relevant search at a lower cost-per-hire rate than advertising on the giants in the industry – CareerBuilder, Monster, HotJobs, etc.

Because of the relatively small investment necessary to create a job board and the relatively simple technology to maintain it, the current landscape is populated with thousands of small job boards, which are contributing to the fragmentation of the market. It requires well-capitalized experts in online automated niche job recruiting in highly specialized jobs such as those in green industries, IT, science, recruiting, alternate energy and healthcare to create active specialized career communities with large populations of advertising clients to justify the high cost of search engine ads. We are positioned to become a leader in the “specialized” Job Board field due to our experience in the automated online recruiting process. We have an experienced management team with a strong background in recruiting, staffing and hiring.

Internet Advertising Spending Growth will be Driven by Multiple Factors:

Online advertising for jobs directed at specialized professionals will continue to grow as the demand and competition for certain specialized professionals expands. The factors driving this spending are:

•	Hiring managers seeking to lower costs by using creative Internet solutions for talent acquisition (professional and social network advertising, mobile advertising, etc.);

•	Growing demand in the Internet job advertising industry, as it continues transition from off-line channels to online web-based solutions;

•	Growing need for specialized professionals in high growth industry sectors;

•	Increasing competition for passive high caliber talent; and

•	Increasing Internet usage by candidates for job searches, applications and résumé postings;

Our technology-driven Talent Acquisition System™ streamlines complex recruiting processes and provides effective ongoing solutions for difficult to find professionals. Prospective employers with limited advertising budgets will be able to identify prospective hires.

Effective Internet career advertising demands a cutting-edge technology solution with superior, innovative, results-driven solutions in identifying and interacting with both job-seeking and passive candidates. Combined business, political and demographic conditions have created hiring demands and shortages across many professional fields. Two main characteristics of this problem are the continued and rising need for highly qualified specialists and the low supply of these professionals.

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As competition for passive high-caliber talent increases, job postings are changing. What used to be a classified ad can now be an electronic sales brochure with built-in social and professional media links and other features to optimize the candidate experience.

The Growth of Internet Job Advertising:

Our primary market is the online employment advertising segment of the broader market for staffing and employment services. We believe the National market for staffing and employment advertising is expanding at a rapid pace.

We believe that the overall demand for employment advertising and recruiting and career development products and services has significant long-term growth potential. Over the next decade, the aging labor force of the United States is expected to lead to a labor imbalance as baby boomers continue to retire.

We think that certain industries employing highly skilled and highly paid professionals will experience particularly strong demand for effective recruiting solutions due to the scarcity of professionals.

We believe that the market for employment advertising will continue to shift online due to:

1. Rapid growth and availability of high speed Internet to individuals and households. Technological advances from the telecommunications industry as well as adoption of high-speed connectivity by many American households have moved the vast majority in the U.S. into the digital age. Access to information is unprecedented and empowers individuals while rendering distance and geographical boundaries to be irrelevant. According to Pew Research Center’s Internet & American Life Survey, as of April 2012, 66% of American adults have high-speed broadband connection at home. The Survey reports 88% of American adults have a cell phone with access to high speed Internet. With virtually no limitation to access information on the Internet, large groups of workers are able to come online, while employers and marketers are able to reach their industry professionals through advertisements.

2. A break-up of the amount of time spent with traditional media and increases in time spent on the Internet. Broadband Internet access has allowed for more and more Americans to come online, and has also changed traditional media consumption. According to an Edison Research Report “The Infinite Dial,” by 2012, nearly half of Americans say the Internet is their most essential media platform. Prior to the digital age, audio programming was delivered exclusively by radio, and video by television. The Internet has merged these separate channels of information and created advertising opportunities to marketers. The availability of wireless networks and mobile devices has changed how the consumer spends their time and we believe advertisers will follow this consumer trend and increase marketing efforts to advertise online. According to eMarketer, digital ad spending for the US in 2012 was $37 billion and is expected to grow to $55 billion in 2016

3. The pace of the internet has made the hiring process more efficient. The Internet has allowed quicker turnaround time during the hiring process. The professional is able to customize their career search to meet their qualifications as well as their requirements. They are empowered by being able to learn more about the company and researching all available data to make the most informed decision. Previous to the Internet, many barriers existed from employers reaching their desired candidate, including manually applying for a job, interviewing, and attending career fairs. The processes could not match the speed and responsiveness of searching and applying to a job posting online, researching the company, and sending a resume instantly.

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4. The growth of online recruiting and decline of traditional print classifieds. Because of the relative newness of the online recruiting medium, costs per hire is significantly lower than traditional print classified. Factors such as the immediacy of digital delivery of applicant data, long travel times and costs associated with distant job postings, and ability to reach candidates despite geographic locations, naturally benefit both parties in the recruiting process. Not only is data more relevant because the professional can search specifically customized to their experience and needs, but the customer can segment applicant data within the resume database, with results which are relevant to the job opening.

5. Unlimited resources, public information, accessible via one click. The largest benefit of the Internet has been the virtually unlimited amount of information available, with very little effort required to find pertinent information. With the popularity of social media outlets, information flows freely and can be found with a simple search, or directly from a corporations website or profile. Up to the second information adds value to the recruiting process as it provides a way to filter and qualify candidates, educate professionals about the company, and ultimately allows informed decisions to be made.

The Internet has proven to be an efficient and economical tool for both job seekers and employers. Specialized job verticals have significantly reduced hiring costs for qualified, field specific job candidates. The use of the Internet for job seekers continues to increase. While many of the mega-job sites are losing money, niche job boards are gaining momentum due to the dramatic difference in the quality of matching specific professionals with very specific hiring needs.

Increasing demand for highly specialized skilled professionals and a growing supply shortage of qualified personnel is at the root of this advertising growth. In addition, the skyrocketing costs of talent acquisition at the national level drives competition and forces companies to find more creative solutions to drive the talent acquisition process. While the cost-to-hire will not decrease in the foreseeable future, employers will continue to search for ways to directly target the specialized professional they need in order to find the perfect fit for their organization.

Growing Demand for Skilled Professionals

The need for highly skilled employees in many professions is dictated by several factors. We belive the aging population leads to the retirement of many baby boomers, many of which had been qualified to perform highly specialized jobs. In the meantime, the incoming generations lack the numbers and, in certain sectors, the education and/or the experience to be able to fully replace the retiring groups.

Technological advances are creating an unprecedented demand for new hires in software development, computers, communications as well as biotechnologies, physics, mathematics and other scientific professions. \

The McKinsey & Company Report “An Economy That Works: Job Creation and America’s Future,” published in 2011, concludes, “under current trends, many workers will not have the right skills for the available jobs.” The report predicts that there will be a shortage of 1.5 million college graduates in the workforce by 2020. Today, approximately 64% of the employers interviewed for the report state that they couldn’t find qualified candidates to fill positions in management, science and computer engineering.

When it comes to professions with the highest shortages and competition to fill, healthcare positions continue to lead the way. Open healthcare positions continue to demand very specific professional specialization and face the greatest competition among hiring managers. The Bureau of Labor Statistics predicts a future need for 3.5 million healthcare workers to fill job openings created by departures and newly created positions.

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We will operate a specialized career community of healthcare professionals who work on temporary travel assignments in the U.S. This site will serve allied health professionals across the U.S., including nurses, therapists, pharmacists, radiologists and techs that work on 13-week assignments at healthcare facilities. The site is currently being developed to support the unique eCareer Talent Acquisition System™ platform and is scheduled for launch in late 2013.

The Staffing and Recruiting Industry

According to the American Staffing Association (ASA), the staffing industry generated approximately $117 billion in sales in 2012: $104.8 billion from temporary and contract staffing and $12.2 billion in search and permanent placement services. Despite the recession’s impact on job markets in general, internal hiring within the staffing and recruiting industry represents a significant market for online job advertising. According to the American Staffing Association:

•	U.S. staffing companies employed an average of 2.9 million temporary and contract workers per day in 2012, up 4.1% from 2011.
•	In 2012 U.S., staffing firms hired 11.5 million temporary and contract employees over the course of the year.
•	79% of staffing employees work full time, virtually the same as the rest of the work force.

Competition

The market for recruiting services and employment advertising is highly competitive with numerous competitors. The progression of online recruiting has fostered the need to deliver simplicity and applicability to professionals, as well as a well-organized and economical recruitment method for direct employers, recruiters and staffing companies. The Internet’s progression has made it easier for new competitors to emerge with minimal barriers to entry, and advertisers have numerous options available to reach their target audience.

Our capability to generate new customers depends on the ability to enrich our websites and technology to meet the needs of the marketplace, the ability to remain at the forefront of new design and technology, competitive pricing, customer service and hiring and maintain the best people. We believe that our concept is unique and addresses specific niches, but various indirect competitors exist including:

Job Boards and Aggregators

Job boards and aggregators represent our indirect competition. Several of the largest companies in this market include:

Monster Worldwide, Inc.: The parent company of Monster.com, is one of the largest public companies for online job advertising. They have a local presence in North America, Europe and Asia.,

CareerBuilder.com: The company’s CareerBuilder Network consists of its flagship site careerbuilder.com, as well as affiliated career sites including the Los Angeles Times and MSN Careers.

Dice Holdings, Inc.: Dice is a leading provider of specialized career websites and career fairs for select professional communities. Dice Holdings owns seven specialized career websites.

Job Search Engines

Indeed.com is a privately held job search engine, established in 2004 and already existing in 53 countries. Their engine performs searches on thousands of company websites and job boards. As the leading pay-for-performance recruitment advertising network, Indeed.com drives millions of targeted candidates to jobs in many different fields. It is one of the largest job advertising websites.

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Beyond.com, Inc. operates the world’s largest network of career websites, providing access to thousands of top-tier industry and local web sites. The company provides career search services, networking tools and portal software based on its network of more than 15,000 job websites. These sites connect job seekers with employers based on industry or geographic region. Beyond.com’s offerings extend past simple job boards; the company also provides various resources, tools and services to create career communities. Corporate clients also receive the benefits of applicant tracking systems, fraud prevention software, background checks and database marketing services.

Simply Hired, Inc. is an online job search engine and recruitment advertising network that features over 3 million jobs, gets 20 million unique visitors a month and has more than 5,000 partner sites. The company’s website is one of the top job search sites in America. Simply Hired’s site is now a network that includes social networks, media outlets, niche sites and blogs. Organizations that are all part of the company’s job offerings include LinkedIn, MySpace, Facebook, Plaxo, Business Week, Twitter, U.S. News & World Report, CNN Money and The Washington Post. The site also features 30,000 local job portals for U.S. cities, which outline the history of the city, provide an overview of the city’s economy and describe top companies, top careers, salary information and job trends.

Although large general recruitment websites and portals possess the capital to introduce new technology and accumulate millions of clients and résumé databases, their lack of specialization cannot create a “career-specific community.” In addition they lack flexibility to respond to specialized market needs and the specialized fields are vast. We believe that we have identified a unique niche market for specialized job boards, which will enable us to compete with these companies.

We believe that this lack of specialization permits us to target and service specialized fields with low “job board competition” where the hiring demand and advertising budgets for such professionals are high. We will create specialized career communities that are connected to professional and social networking platforms. We will offer highly targeted and focused career advertising to qualified candidates. Employers will be able to post available positions and interact with a specific group of professionals.

There are few barriers to entry into the Internet job board business, and there are likely to be companies comparable in size to ours which may create specialized job boards and verticals. We believe, however, that our ability to respond to technological advances and our management team will enable us to effectively compete against similarly situated companies.

Operations

Our business model is premised on the following principles:

•	Hire and maintain the highest level of employees who share our vision.
•	Securing the latest technology to create a no-cost user based career specific community where professionals can seek career opportunities, receive rich career-based content, interact on a professional and social level and fully enjoy interaction with entities seeking their employment.
•	Create maximum brand exposure through a network of recruiters, staffing professionals, corporate hiring managers and government hiring professionals.
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•	Offer flexible and innovative solutions designed to fit the needs and reduce the cost of talent acquisition to hiring entities, as well as increase the availability and access to high-demand professionals and passive candidates.
•	Develop, maintain and improve highly specialized, technologically advanced web-based talent acquisition solutions and strategies.
•	Commitment to the highest level of service, quality and technological innovation.

Our online job board software programs are and will be designed to our specifications. Each specialized job vertical will use a separate version of this software platform to operate independently of each other. This will allow each platform to have features relevant to that specific industry. This will result in lower costs and will increase revenue by providing a single point dynamic database management of content, job postings, résumé delivery and collection as well as sophisticated search abilities for each vertical.

Advantages of our job verticals can be summarized as the following:

•	Fast deployment of highly specialized job board communities linked to branded professional and social networks;
•	Single data point, content management-driven platforms for faster searches, résumé storage and advertising proliferation throughout each specialized network;
•	Robust Content Management System (“CMS”) to provide different formats of content and interactivity;
•	Integration with search engine marketing and advertising;
•	Total integration with Web 2.0 technologies – social networks, blogging, micro-blogging, and social networking, etc.;
•	E-commerce system for all operations – from job posting to advertising sales on the job boards Internet advertising space;
•	Vertical aggregation with large niche advertising; and
•	Intuitive and user-friendly interface at all levels of access assuring a high quality experience for both the career professional and hiring entity.

Industry Partnerships, Affiliations and Strategic Alliances

We intend to develop partnerships across the Internet advertising industry, with Internet technology leaders, and with recruiters and staffing professionals both in corporations and recruiting/staffing firms. As a member of the American Staffing Association (“ASA”), the company has direct access to over 20,000 ASA associate member companies all active in the staffing and recruiting of various specialized professionals. We are also registered members of the Staffing Industry Analysts, the International Association of Employment Web Sites (IAEWS), ERE.net and various other professional organizations that provide us additional corporate exposure. These relationships will help us enter into targeted professional markets.

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We have already established a strategic alliance network with consultants, industry experts, recruiting and staffing organizations, corporate hiring managers and government agencies. This strategic alliance network will allow us to identify and respond to market demands in a timely and cost effective manner.

Business Development and Acquisition Strategies

Our business objective is to develop 12 specialized career websites that include career verticals and professional communities across four major industries: recruiting, healthcare, and energy & green technology. We have already acquired many domain properties specific to specialized careers in these industries. Fully implementing this plan will require a significant capital infusion.

The second target niche site to be launched in 2013 will utilize our unique eCareer Talent Acquisition System™ targeted at healthcare professionals who work on travel assignments. This site will serve allied health professionals including but not limited to nurses, therapists, pharmacists, radiologists and techs that work on 13-week assignments at healthcare facilities across the U.S.

Domain Properties

We currently own several hundred specialized career domain addresses which are reserved for future niche sites to be developed utilizing our Talent Acquisition System™ model. Some of the higher-level domains we will develop are Cardiologists.com, Radiologists.com and Pathologists.com.

Target Markets

Our targeted markets are recruiting and staffing firms, Fortune 1000 companies, and U.S. government agencies that have a continued growing need for difficult to find professionals in specialized niches as outlined below:

Recruiting and Staffing Companies, Individual Recruiters and Headhunters

This segment represents a primary customer market. They are potential clients for fee-based access to résumé databases, research, analysis, and talent acquisition consulting services. Our management believes this targeted market represents a large pool of potential advertising clients for our “recruiter” vertical, OpenReq.com™.

Fortune 1000 corporations, Small Companies and Hiring Managers:

Our management believes these organizations with varying advertising budgets will be the second primary market. Depending on the vertical, we will target organizations in specialized industries where there is competition for specific professionals and the cost-per-hire is driving strong online advertising budgets. Additionally, medium to large corporations have internal recruiting and staffing professionals, and this group represents another strong market for advertising services on OpenReq.com™.

Government Agencies:

U.S. government agencies and institutions face the same shortages for certain specialized professionals as the private sector. In the quest to acquire specialists in energy, IT, green industries research and other specialized fields, competition from private firms is a challenge. We will provide the technology and advertising platform for the most difficult to fill niche job markets for U.S. government clients. Most government agencies have internal recruiting departments and a strong demand for recruiters and staffing professionals, which will create additional potential advertising clients for OpenReq.com™.

Other Businesses:

Additional revenue can be generated from industry-and profession-specific vendor advertising, résumé database mining, talent acquisition consulting and “white label” corporate career pages as our client base grows.

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Revenue Opportunities

We will generate revenue through job postings by recruiters, staffing, HR professionals and fortune 1000 companies who either hire or recruit in high-demand professional fields. This revenue will be a combination of single job posting fees and multiple job posting plans on one or more of our job boards.

In addition, revenue will come from résumé database fee based access to corporations and recruiters and through selling banner ads and media packages to companies who want to advertise their services and products.

Expertise, analysis and research:

We will collect vast amounts of data and research within the profession-specific ecosphere which will be valuable for clients worldwide. Expertise will be capitalized through selling customer request data reports, specialized webinars, research papers and industry analyses.

Advertising and Marketing Strategy

We will rely upon available branding, positioning and advertising channels to establish leading career brands in the U.S. job advertising market. We will also focus on developing, increasing and maintaining brand name recognition for each of our verticals through targeted content and mass search engine proliferation, while integrating other forms of advertising into our Talent Acquisition System™ platform. Market success will be based on how fast and effectively candidates are attracted to use our services, how quickly relevant brand verticals can be built and upon available capital. Our marketing strategy is designed to increase market share of each specialized vertical and to position each job vertical at the highest search engine level.

We will market our specialized online, targeted advertising services through individual career-specific branded and highly specialized verticals, each vertical targeting a different profession. Recruiting and staffing firms, corporate hiring departments and government agencies will find value in several flexible advertising packages. The technology behind the Talent Acquisition System™ will permit fast and targeted access to the best-qualified candidates leading to a high quality cost-effective hire. This will serve as the foundation for our growth.

Targeted Market Research and Analysis: We have access to research data on employment and careers in the U.S. This enables us to define potential markets and sales prospects. Through constant monitoring and analyzing the demand and supply of specialists in different industry fields, the web performance of ads, and the web presence of our verticals, we will be able to monetize our specialized verticals and increase our web presence.

Brand Development and Positioning: We will develop, increase and maintain the eCareer brand as an Internet vertical aggregator company, servicing job advertising needs of targeted industries with high demand for specialized professionals. In addition, each specialized vertical will have its own positioning strategy to satisfy the specific industry it serves.

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Brand Differentiation: We will develop and increase brand awareness across all e-channels as a leader in talent acquisition strategies through a unique technology and content driven platform. Brand differentiation will be achieved through unique visual and rich user content of each of the verticals, corresponding to the needs of each niche vertical.

Brand Expansion: We will expand our brand by developing additional specialized career specific verticals to serve high demand professional sectors. Such expansion will enhance our presence across multiple markets and thus contribute to our strength and profitability.

Capitalizing on Brand Recognition: The value of our services and our ability to attract advertising clients while delivering a rich and enjoyable online candidate experience are directly connected to brand recognition.

Verticals Packaging and Positioning: Each individual job vertical will represent an individual “branded” career community delivering a unique “Talent Acquisition System™” to that profession and target a specific markets.

Search Engine Optimization and Marketing (SEO/SEM): Since Internet search engines will drive the most relevant traffic to our websites and job verticals, a significant amount of our technical resources will be focused on search engine optimization (“SEO”). We will work with a leading SEO/SEM firm to maximize results as well as professionally managed “AdWords” campaigns for each specialized vertical.

Database Advertising: We will advertise and market each specialized vertical directly to the relevant candidates through professional databases. Additionally, we will market our advertising services to the specific client through industry-specific databases.

Online and Off-Line Public Relations: Micro-blogging sites and active participations in groups, pages and causes in social and professional websites will provide us with additional market exposure. We will work with universities, corporations and other networks to promote recruiting events and increase brand exposure through public relations.

Aggressive Pricing: We will design a competitive pricing model for individual and bulk job posting fees, as well as résumé database mining and corporate advertising packages. To incentivize new advertising clients, we will offer free limited job postings on annual advertising contracts.

Industry Publications: We will advertise each specialized vertical in industry specific publications and association websites relevant to that profession. This strategy will be used to attract both job-seeking and passive candidates as users of the specialized community, and job advertising by relevant clients. Professional association websites, industry publications and professional networks will all be used to source for the best candidates and advertising clients.

Telephone Sales and Marketing: We will develop a sales center that will operate from a centralized location. Each specialized vertical will have a sales manager leading a dedicated sales team, online community leaders and customer service experts working in concert to market our brands and services.

Direct Mail: Each specialized vertical will utilize e-mail campaigns and traditional direct mail campaigns to reach specific professionals and targeted advertisers.

Tradeshow and Conference Presentations: We will target professional tradeshows and conferences relevant to each vertical and participate with vendor exhibits and keynote speaking engagements. Our experience indicates that these off-line events, combined with online campaigns are strong strategies to establish “industry” presence and directly market each career vertical to targeted audiences.

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Social Networking: We will continue to expand our presence on professional and social networks, including LinkedIn professional groups and Facebook group and company pages. Additional networks will include Twitter, YouTube and Ning.com. Our objective is to create “branded” professional networks matching each specialized vertical. We intend to create a branded YouTube Channel for each specialized vertical which will host corporate promotional video content for advertising clients as well as video résumés and “online” interviews. In addition to the marketing exposure and SEO enhancement, these networks will create a unique and enjoyable “user” experience.

Twitter and Micro-Blogging: Micro-blogging is another channel to interact with clients and specialized professionals in the form of real-time content and “featured” new position broadcasting. Twitter, “Twitter Groups” and “Twitter Interviews” are valuable tools for each of the profession-specific career verticals. Each specialized vertical will have a dedicated Twitter account to “Tweet” all open job positions.

Blogging and Specialty Forums: Professional blogs will continue to increase in number, and advertising in their web space will continue to be highly productive, since both clients and candidates read them.

Mobile Advertising: With 5.8 billion mobile phones currently in use worldwide, and in view of the importance of social networking and micro-blogging for the online recruiting industry, we intend to provide each job vertical with mobile solutions including smart phone mobile apps, job board, search and a full feature online community for candidates and employers.

Cross-Promotional Advertising and Strategic Marketing Alliances: We will partner with universities, continuing education vendors, freelance writers, industry experts and professional organizations to supply appropriate content for our specialized verticals.

Intellectual Property

We anticipate many of our services and products being sold under trademarks, trade names, and copyrights. Such intellectual property could become significant assets in that they will provide product recognition. We intend on seeking patent, trademark, or copyright protection covering our services and products, as needed. Currently, we believe we hold certain common law trademark and trade name rights in connection with certain of our services and products. Additionally, as we develop and improve our technologies, we may make applications to seek certain patent protections. We will use our best efforts to ensure the rights to all intellectual property we may hold are adequately protected, but there can be no assurance that our rights can be successfully asserted in the future or will not be invalidated, circumvented, or challenged.

Regulation and Legislation

User Privacy

We will collect, store and use a variety of information about both professionals and customers on our website properties. Within the websites, the information that is collected, stored and used will be provided by the professionals or customers with the intent of making it publicly available. We will post our privacy policies on our websites so that our users can access and understand the terms and conditions applicable to the collection, storage and use of information collected from users. Our privacy policies will also disclose the types of information we gather, how we use it and how a user can correct or change their information. Our privacy policies will also explain the circumstances under which we share this information and with whom. Professionals who register for our websites will have the option of indicating specific areas of interest in which they are willing to receive offers via email or postal mail. To protect confidential information and to comply with our obligations to our users, we will impose constraints on our customers to whom we provide user data, which will be consistent with our commitments to our users. Additionally, when we provide lists to third parties, including to our advertiser customers, it will be under contractual terms that are consistent with our obligations to our users and with applicable laws and regulations.

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Government Regulation

Congress has passed legislation that regulates certain aspects of the Internet, including content, copyright infringement, user privacy, advertising and promotional activities, taxation, access charges, liability for third-party activities and jurisdiction. In addition, federal, state, local and foreign governmental organizations have enacted and also are considering, and may consider in the future, other legislative and regulatory proposals that would regulate the Internet. Areas of potential regulation include, but are not limited to, libel, electronic contracting, pricing, quality of products and services and intellectual property ownership. As of January 1, 2004, the Controlling the Assault of Non-Solicited Pornography and Marketing Act of 2003, or the “CAN-SPAM Act,” became effective. The CAN-SPAM Act regulates commercial emails and provides a right on the part of the recipient to request the sender to stop sending messages, and establishes penalties for the sending of email messages that are intended to deceive the recipient as to source or content. Under the CAN-SPAM Act, senders of commercial emails (and other persons who initiate those emails) are required to make sure that those emails do not contain false or misleading transmission information. Commercial emails are required to include a valid return email address and other subject heading information so that the sender and the Internet location from which the message has been sent are accurately identified. Recipients must be furnished with an electronic method of informing the sender of the recipient’s decision not to receive further commercial emails. In addition, the email must include a postal address of the sender and, under certain circumstances, notice that the email is an advertisement. The CAN-SPAM Act may apply to the marketing materials and newsletters that we may distribute to our audience via email. We will use our best efforts to ensure that our email practices comply with the requirements of the CAN-SPAM Act.

Employees

We currently have 11 full time employees and 3 part time employees. We anticipate adding additional employees, when adequate funds are available, and will continue using independent contractors, consultants, attorneys and accountants as necessary, to complement services rendered by our employees.

Research and Development

During the fiscal years ended June 30, 2012 and 2011, respectively, we spent approximately $350,000 and $50,000.

Properties

Our corporate headquarters are located at 2300 Glades Road, Boca Raton, Florida 33431. We lease approximately 1,000 square feet under a lease agreement that expires in December 2015. Additional office space is available if needed.

RISK FACTORS

THE RISKS AND UNCERTAINTIES DESCRIBED BELOW ARE NOT THE ONLY ONES WE FACE. ADDITIONAL RISKS AND UNCERTAINTIES NOT PRESENTLY KNOWN OR THAT WE CURRENTLY DEEM IMMATERIAL MAY ALSO IMPAIR OUR BUSINESS OPERATIONS. IF ANY OF THE FOLLOWING RISKS ACTUALLY OCCUR, OUR BUSINESS COULD BE MATERIALLY ADVERSELY AFFECTED. IN SUCH CASE, WE MAY NOT BE ABLE TO PROCEED WITH OUR PLANNED OPERATIONS AND YOUR INVESTMENT MAY BE LOST ENTIRELY.

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We have a limited operating history, and may not be successful in developing profitable business operations.

Upon the acquisition of ECI, we decided to abandon all of our previous business plans and adopt the business of ECI as our sole business. ECI is a development stage company focused in online job advertising, placement, recruiting and networking that was organized in October 2009. Accordingly, we have a limited operating history. Our business operations must be considered in light of the risks, expenses and difficulties frequently encountered in establishing a business in the online job placement industry. As of the date of this report, we have generated no revenues and have limited assets. There is nothing at this time on which to base an assumption that our business operations will prove to be successful in the long-term. Our future operating results will depend on many factors, including:

•	our ability to raise adequate working capital;
•	success in developing and marketing specialized Internet job verticals;
•	demand for online job advertising, placement, recruiting and networking tools;
•	the level of our competition; and
•	our ability to attract and maintain key management and employees.

While our officers and directors have operated Internet based businesses, operated a medical placement company and have significant experience in the medical field, there can be no assurance that this experience will help us in developing specialized job verticals. Our prospects for success must be considered in the context of a new company in a highly competitive industry with few barriers to entry.

We have limited capital and will need to raise additional capital in the future.

We do not currently have sufficient capital to fund both our continuing operations and our planned growth. We will require additional capital to continue to grow our business via acquisitions and to further expand our online job advertising, placement, recruiting and networking. We may be unable to obtain additional capital when required. Future acquisitions and future business development activities, as well as our administrative requirements (such as salaries, insurance expenses and general overhead expenses, as well as legal compliance costs and accounting expenses) will require a substantial amount of additional capital and cash flow.

We may pursue sources of additional capital through various financing transactions or arrangements, including joint venturing of projects, debt financing, equity financing or other means. We may not be successful in identifying suitable financing transactions in the time period required or at all, and we may not obtain the capital we require by other means. If we do not succeed in raising additional capital, our resources may not be sufficient to fund our planned operations.

Any additional capital raised through the sale of equity may dilute the ownership percentage of our stockholders. Raising any such capital could also result in a decrease in the fair market value of our equity securities because our assets would be owned by a larger pool of outstanding equity. The terms of securities we issue in future capital transactions may be more favorable to our new investors, and may include preferences, superior voting rights and the issuance of other derivative securities, and issuances of incentive awards under equity employee incentive plans, which may have a further dilutive effect.

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Our ability to obtain financing, if and when necessary, may be impaired by such factors as the capital markets (both generally and in our industry in particular), our limited operating history, national unemployment rates and the departure of key employees. Further, economic downturns will likely decrease our revenues may increase our requirements for capital. If the amount of capital we are able to raise from financing activities, together with our revenues from operations, is not sufficient to satisfy our capital needs (even to the extent that we reduce our operations), we may be required to cease our operations, divest our assets at unattractive prices or obtain financing on unattractive terms.

We anticipate issuing preferred stock to our CEO in the near future, which would adversely affect the rights of the holders of common stock.

The Board of Directors has the authority to issue up to 1,000,000 shares of preferred stock in one or more series, to fix the number of shares constituting any such series, and to fix the rights and preferences of the shares constituting any series, without any further vote or action by the stockholders. Additionally, our Chief Executive Officer, Joseph Azzata, currently holds 100,000 shares of Series A Preferred Stock of our operating subsidiary, eCareer, Inc. (“ECI”). These shares entitle him to 500 votes per share on any matter brought to a vote of the stockholders of ECI, giving him voting control of ECI. In connection with the closing of the Exchange Agreement described above under “Item 2.01” of this current report, we intend to designate a new series of our preferred stock to be exchanged for all of Mr. Azzata’s Series A Preferred Stock of ECI, which will result in Mr. Azzata having voting control of us. It is intended that this new series of preferred stock will have no economic interest in the company.

The issuance of preferred stock to Mr. Azzata will adversely affect the rights of the holders of common stock, as Mr. Azzata will likely have voting control of the company. In addition to the preferred shares we contemplate issuing to Mr. Azzata, the Board of Directors could also issue other classes of preferred stock in the future that would have preferences with respect to voting rights and dividends and in liquidation over the common stock, and could (upon conversion or otherwise) enjoy all of the rights appurtenant to common stock. The preferred shares issued to Mr. Azzata and, in general, the Board’s authority to issue preferred stock in the future, could discourage potential takeover attempts and could delay or prevent a change in control of us through merger, tender offer, proxy contest or otherwise by making such attempts more difficult to achieve or more costly.

There is substantial doubt about our ability to continue as a going concern

At June 30, 2012, we had not yet achieved profitable operations, have accumulated losses of $2,191,688 since our inception and expect to incur further losses in the development of our business, all of which casts substantial doubt about our ability to continue as a going concern. Our ability to continue as a going concern is dependent upon our ability to generate future profitable operations and/or to obtain the necessary financing to meet our obligations and repay our liabilities arising from normal business operations when they come due. Management’s plan to address our ability to continue as a going concern includes: (1) obtaining debt or equity funding from private placement or institutional sources; (2) obtaining loans from financial institutions, where possible, or (3) participating in joint venture transactions with third parties. Although we believe that we will be able to obtain the necessary funding to allow us to remain a going concern through the methods described above, there can be no assurances that such methods will prove successful. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

The state of the U.S. economic and financial market environment could have a negative effect on our business and operations.

Because demand for our services is sensitive to changes in the level of economic activity, our business could suffer during economic downturns. Many companies hire fewer employees when economic activity is slow. As a result, demand for our services would be reduced, which leads to lower revenues. If the economy was to not fully recover or worsen, or unemployment remains at high levels, demand for our services and our revenues may be further reduced. In addition, lower demand for our services may lead to lower prices for our services.

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Our market is highly competitive and developing. We may be unable to compete successfully against existing and future competitors.

The market for career services is highly competitive and barriers to entry in the market are relatively low. For example, there are tens of thousands of job boards currently operating on the Internet, and new competitors may emerge. We do not own any patented technology that would preclude or inhibit competitors from entering the recruiting and career development services market. We compete with other companies that direct all or portions of their websites toward the industries we serve. We compete with generalist job boards, many of which have substantially greater resources and brand recognition than we do, such as CareerBuilder (owned by Gannett, Tribune, McClatchy and Microsoft) and Monster.com, which, unlike specialist job boards, permits customers to enter into a single contract to find professionals across multiple occupational categories and attempts to fill all their hiring needs through a single website, as well as job boards focused specifically on the industries we will service. We also compete with newspaper and magazine publishers, national and regional advertising agencies, executive search firms and search and selection firms that carry classified advertising, many of whom have developed, begun developing or acquired new media capabilities such as recruitment websites, or have recently partnered with generalist job boards. In addition, we face competition from aggregators of classified advertising, including SimplyHired, Indeed, Google, and Craigslist. Social and professional networking sites, such as LinkedIn, Facebook, Twitter and Google compete with us in providing professional services. We also compete with new and emerging competitors with new business models and products that customers are more willing to try in periods of economic uncertainty. Further, many of our customers also seek to recruit candidates directly by using their own resources, including corporate websites.

Existing or future competitors may develop or offer services that are comparable or superior to ours at a lower price, which could cause our customers to stop using our services or put pressure on us to decrease our prices. If our current or potential customers, or the qualified professionals who use our websites, choose to use these websites rather than ours, demand for our services could decline and our revenues could be reduced. Additionally, job postings and résumé posting in the career services industry are not marketed exclusively through any single channel, and accordingly, our competition could aggregate a set of postings similar to ours. Our inability to compete successfully against present or future competitors could materially adversely affect our business, results of operations, financial condition and liquidity.

We may not be able to successfully manage our growth, which could lead to our inability to implement our business plan.

Our growth is expected to place a significant strain on our managerial, operational and financial resources, especially considering that we currently only have a small number of executive officers, employees and advisors. Further, as we enter into various contracts or other transactions, we will be required to manage multiple relationships with various consultants, businesses and other third parties. These requirements will be exacerbated in the event of our further growth or in the event that the number of websites we operate increases. There can be no assurance that our systems, procedures and/or controls will be adequate to support our operations or that our management will be able to achieve the rapid execution necessary to successfully implement our business plan. If we are unable to manage our growth effectively, our business, results of operations and financial condition will be adversely affected, which could lead to us being forced to abandon or curtail our business plan and operations.

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We need to maintain state of the art software and websites.

Website and Internet technologies are constantly changing. In order for us to remain competitive we must continue to develop and or utilize state of the art software. We must also continue to upgrade our websites to make visitors to our websites an educational and rewarding experience. If the software and technologies used in our websites should fall behind, we success of our business could be materially adversely affected.

We may not timely and effectively scale and adapt our technology and network infrastructure to ensure that our websites are accessible within an acceptable load time.

A key element to our growth potential is the ability of our users (including anyone who visits our websites regardless of whether or not they are a customer) enterprises and professional organizations in all geographies to access our website within acceptable load times. This is called website performance. We may experience website disruptions, outages and other performance problems due to a variety of factors, including infrastructure changes, human or software errors, capacity constraints due to an overwhelming number of users accessing our websites simultaneously, and denial of service or fraud or security attacks. In some instances, we may not be able to identify the cause or causes of these website performance problems within an acceptable period of time. It may become increasingly difficult to maintain and improve the performance of our websites, especially during peak usage times and as our solutions become more complex and our user traffic increases.

If our websites are unavailable when users attempt to access them or do not load as quickly as they expect, users may seek other websites to obtain the information for which they are looking, and may not return to our websites as often in the future, or at all. This would negatively impact our ability to attract customers, enterprises and professional organizations and increase engagement on our websites. We expect to make significant investments to maintain and improve website performance and to enable rapid releases of new features and products. To the extent that we do not effectively address capacity constraints, upgrade our systems as needed and continually develop our technology and network architecture to accommodate actual and anticipated changes in technology, our business and operating results may be harmed.

Capacity constraints, systems failures or breaches of our network security could materially and adversely affect our business.

We will generate revenue from recruitment products and services and employment advertising offered on our websites. As a result, our operations depend on our ability to maintain and protect our computer systems. Any system failure, including network, software or hardware failure that causes interruption or an increase in response time of our services, could substantially decrease usage of our services and could reduce the attractiveness of our services to both our customers and professionals. An increase in the volume of queries conducted through our services could strain the capacity of the software or hardware we employ. This could lead to slower response times or system failures and prevent users from accessing our websites for extended periods of time, thereby decreasing usage and attractiveness of our services. Our operations are dependent in part on our ability to protect our operating systems against: physical damage from acts of God; terrorist attacks or other acts of war; power loss; telecommunications failures; network, hardware or software failures; physical and electronic break-ins; hacker attacks; computer viruses or worms; and similar events. The occurrence of any of these events could result in interruptions, delays or cessations in service to users of our services, which could materially impair or prohibit our ability to provide our services and significantly impact our business.

Additionally, overall Internet usage could decline if any well publicized compromise of security occurs or if there is a perceived lack of security of personal and corporate information that is stored within our systems to facilitate hiring and recruitment business processes. “Hacking” involves efforts to gain unauthorized access to information or systems or to cause intentional malfunctions or loss or corruption of data, software, hardware or other computer equipment. Online job boards, in particular, have been targeted by hackers who seek to gain unauthorized access to job seeker and customer data for purposes of implementing “phishing” or other schemes. Despite our implementation of firewalls, switchgear and other network security measures, our websites, servers, databases and other systems may be vulnerable to computer hackers, physical or electronic break-ins, sabotage, computer viruses, worms and similar disruptions from unauthorized tampering with our computer systems. Our systems may be targeted in cyber attacks and hacks. Because the techniques used to obtain unauthorized access, disable or degrade service, or sabotage systems change frequently, often are not recognized until launched against a target and may originate from less regulated and remote areas around the world, we may be unable to proactively address these techniques or to implement adequate preventative measures.

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We will continue to review and enhance our computer systems to try to prevent unauthorized and unlawful intrusions, but in the future it is possible that we may not be able to prevent all intrusions and such intrusions could result in our network security or computer systems being compromised and possibly result in the misappropriation or corruption of proprietary or personal information or cause disruptions in our services. We might be required to expend significant capital and resources to protect against, remediate or alleviate problems caused by such intrusions. We may also not have a timely remedy against a hacker who is able to penetrate our network security. Our networks could also be affected by computer viruses or other similar disruptive problems and we could inadvertently transmit viruses across our networks to our users or other third parties. Our hardware and back up systems could fail causing our services to be interrupted. Any of these occurrences, and negative publicity arising from any such occurrences, could harm our business or give rise to a cause of action against us. We do not have insurance coverage to protect against these risks. Our activities and the activities of third party contractors involve the storage, use and transmission of proprietary and personal information, including personal information collected from professionals who use our websites. Accordingly, security breaches could expose us to a risk of loss or litigation and possibly liabilities. We cannot assure you that contractual provisions attempting to limit our liability in these areas will be successful or enforceable, or that other parties will accept such contractual provisions as part of our agreements. Any security breaches or our inability to provide users with continuous access to our networks could materially impact our ability to provide our services as well as materially impact the confidence of our customers in our services, either of which could have a material adverse effect on our business.

We may be liable with respect to the collection, storage and use of the personal information of professionals that use our services and our current practices may not be in compliance with proposed new laws and regulations.

Our business depends on our ability to collect, store, use and disclose personal data from the professionals who use our websites. We will attempt to disclose all our policies concerning the collection, use and disclosure of personally identifiable information on our websites. In recent years, class action lawsuits have been filed and the Federal Trade Commission and state agencies have commenced investigations with respect to the collection, use, sale and storage by various Internet companies of users’ personal information. While we attempt to be in compliance with current law, we cannot ensure that we will not be subject to lawsuits or investigations for violations of law. Moreover, our practices regarding the collection, storage and use of user information may not be in compliance with currently pending legislative and regulatory proposals by the United States federal government and various state and foreign governments intended to limit the collection and use of user information. While we will attempt to implement programs designed to enhance the protection of the privacy of our users, these programs may not conform to all or any of these laws or regulations and we may consequently incur civil or criminal liability for failing to conform. As a result, we may be forced to change our practices relating to the collection, storage and use of user information. Our failure or our perceived failure to comply with laws and regulations could also lead to adverse publicity and a loss of consumer confidence if it were known that we did not take adequate measures to assure the confidentiality of the personally identifiable information that our users had given to us. This could result in a loss of customers and revenue and materially adversely impact the success of our business.

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Concern among prospective customers and professionals regarding our use of personal information collected on our websites, such as credit card numbers, email addresses, phone numbers and other personal information, could keep prospective customers from using our career services websites. Internet-wide incidents or incidents with respect to our websites, including misappropriation of our users’ personal information, penetration of our network security, or changes in industry standards, regulations or laws could deter people from using the Internet or our websites to conduct transactions that involve confidential information, which could have a material adverse impact on our business. We will strive to comply with industry standards and will likely be subject to the terms of privacy policies and privacy-related obligations to third parties (including voluntary third-party certification bodies such as TRUSTe). We will also strive to comply with all applicable laws, policies, legal obligations and industry codes of conduct relating to privacy and data protection, to the extent possible. However, it is possible that these obligations may be interpreted and applied in new ways and/or in a manner that is inconsistent from one jurisdiction to another and may conflict with other rules or our practices, or new regulations could be enacted. Directives and privacy acts may have an adverse effect on our ability to collect, use, disclose and transfer personal data from users in the applicable jurisdictions and consequently may have an adverse effect on our business.

If Internet search engines’ methodologies are modified or our search result page rankings decline for other reasons, our user engagement could decline.

We will depend in part on various Internet search engines, such as Google, Bing and Yahoo!, to direct a significant amount of traffic to our website. Our ability to maintain the number of visitors directed to our website is not entirely within our control. Our competitors’ search engine optimization, or “SEO,” efforts may result in their websites receiving a higher search result page ranking than ours, or Internet search engines could revise their methodologies in an attempt to improve their search results, which could adversely affect the placement of our search result page ranking. If search engine companies modify their search algorithms in ways that are detrimental to our new user growth or in ways that make it harder for our users to use our website, or if our competitors’ SEO efforts are more successful than ours, overall growth in our user base could slow, user engagement could decrease, and we could lose existing users. These modifications may be prompted by search engine companies entering the online professional networking market or aligning with competitors. Any reduction in the number of users directed to our website would harm our business and operating results.

We may not be able to halt the operations of websites that aggregate our data as well as data from other companies, including social networks, or copycat websites that could misappropriate our data. These activities could harm our brand and our business.

Third parties may be able to misappropriate our data through website scraping, robots or other means and aggregate this data on their websites with data from other companies. In addition, “copycat” websites could misappropriate data on our network and attempt to imitate our brand or the functionality of our websites. These activities could degrade our brand and harm our business. If we become aware of such websites, we will attempt to employ technological or legal measures to halt their operations. We may not be able to detect all such websites in a timely manner, however, and, even if we could, technological and legal measures may be insufficient to stop their operations. In some cases, particularly in the case of websites operating outside of the United States, our available remedies may not be adequate to protect us against such websites. Regardless of whether we can successfully enforce our rights against these websites, any measures that we may take could require us to expend significant financial or other resources.

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We may not achieve profitability or positive cash flow.

Our ability to achieve and maintain profitability and positive cash flow will be dependent upon such factors as our ability to develop and market our job verticals. Based upon current plans, we expect to incur operating losses in future periods because we expect to incur expenses that will exceed revenues for an unknown period of time. We cannot guarantee that we will be successful in generating sufficient revenues to support operations in the future.

Our executive officers and key employees will be crucial to our business, and we may not be able to recruit, integrate and retain the personnel we need to succeed.

Our future success is dependent, in a large part, on retaining the services of Joseph Azzata, our Chief Executive Officer and Chairman, and Tim Kardok, our President and Director, and other key executives and advisors of the company. The knowledge, leadership and technical expertise of Messrs. Azzata and Kardok would be difficult to replace. While neither have plans to leave or retire in the near future, the loss of either individual could have a material adverse effect on our operating and financial performance, including our ability to develop and execute our long term business strategy. We do not maintain key-man life insurance with respect to Mr. Azzata or Mr. Kardok. Although our operating subsidiary has employment agreements with each of Mr. Azzata and Mr. Kardok, there can be no assurance that either will continue to be employed by us. The loss of the services of any key personnel, or our inability to attract, integrate and retain highly skilled technical, management, sales and marketing personnel could result in significant disruption to our operations, including our inability or limited success in developing our job verticals, completion of our initiatives, including growth plans and the results of our operations. Any failure by us to find suitable replacements for our key management may be disruptive to our operations. Competition for such personnel can be intense, and we may be unable to attract, integrate and retain such personnel successfully.

To date, we do not have any independent directors and have not implemented various corporate governance measures, in the absence of which, stockholders may have more limited protections against interested director transactions, conflicts of interest and similar matters.

As of the date of this report, we do not have any independent directors to evaluate our decisions nor have we adopted corporate governance measures. Although not required by rules or regulations applicable to us, corporate governance measures such as the presence of independent directors, or the establishment of an audit and other independent committees of our Board of Directors, would be beneficial to our stockholders. We do not presently maintain any of these protections for our stockholders. It is possible that if our Board of Directors included independent directors and if we were to adopt corporate governance measures, stockholders would benefit from greater assurance that decisions were being made with impartiality by directors and that policies had been implemented to define conduct of our management and board members. For example, in the absence of audit, nominating and compensation committees comprised of at least a majority of independent directors, decisions concerning matters such as compensation packages to our officers and recommendations for director nominees may be made by existing members of the Board of Directors, who may have a direct interest in the outcome. Although we anticipate expanding the Board of Directors to include independent directors at some point in the future, when and if this will occur is uncertain.

Our management controls a significant percentage of our current outstanding common stock and it is anticipated that preferred stock with will be issued to our CEO, giving him voting control of the company.

As of the date of this report, our officers and directors collectively and beneficially own approximately 24% of our outstanding common stock. Further, as described above, we anticipate designating a new series of our preferred stock to be exchanged for all of our Chief Executive Officer’s Series A Preferred Stock of ECI, which will result in Mr. Azzata having voting control of us. This concentration of voting control gives management substantial influence over any matters which require a stockholder vote, including without limitation the election of directors and approval of merger and/or acquisition transactions, even if their interests may conflict with those of other stockholders. It could have the effect of delaying or preventing a change in control of, or otherwise discouraging, a potential acquirer from attempting to obtain control of the company. This could have a material adverse effect on the market price of our common stock or prevent our stockholders from realizing a premium over the then prevailing market prices for their shares of common stock.

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We are vulnerable to intellectual property infringement claims brought against us by others.

Successful intellectual property infringement claims against us could result in monetary liability or a material disruption in the conduct of our business. We cannot be certain that our products, content and brand names do not or will not infringe valid patents, trademarks, copyrights or other intellectual property rights held by third parties. We expect that infringement claims in our markets will increase in number. We may be subject to legal proceedings and claims from time to time relating to the intellectual property of others in the ordinary course of our business. If we were found to have infringed the intellectual property rights of a third party, we could be liable to that party for license fees, royalty payments, lost profits or other damages, and the owner of the intellectual property might be able to obtain injunctive relief to prevent us from using the technology or software in the future. If the amounts of these payments were significant or we were prevented from incorporating certain technology or software into our products, our business could be significantly harmed. We may incur substantial expenses in defending against these third party infringement claims, regardless of their merit. As a result, due to the diversion of management time, the expense required to defend against any claim and the potential liability associated with any lawsuit, any significant litigation could significantly harm our business, financial condition and results of operations.

If we are unable to protect our proprietary rights or maintain our rights to use key technologies of third parties, our business may be harmed.

A degree of uncertainty exists concerning the application and enforcement of trademark, trade dress and copyright laws to the Internet, and existing laws may not provide us adequate protection for our original content or the appearance of our Internet sites. In addition, because copyright laws do not prohibit independent development of similar content, copyright laws may not provide us with any competitive advantage. We do not currently have any patents with respect to any of our software systems, methods and related technologies, and any patents issued to us in the future (if we make such applications) may be later challenged, invalidated or circumvented, and the rights granted under patents may not provide us with a competitive advantage. We may also face risks associated with any trademarks to which we own the rights. Policing unauthorized use of our proprietary technology and other intellectual property rights could involve significant expense and could be difficult or impossible, particularly given the global nature of the Internet and the fact that the laws of certain other countries may afford us little or no effective protection of our intellectual property. Moreover, certain amendments to the United States patent law made by the America Invents Act of 2011, when they become effective, may affect our ability to protect our innovations and defend against claims of patent infringement.

Our ability to generate fees from Internet commerce may also depend on data encryption, authentication and other technologies that we may be required to license from third parties. Third-party technology licenses may not be available to us on acceptable commercial terms or at all. The inability to enter into and maintain any of these technology licenses could significantly harm our business, financial condition and operating results.

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We may not be able to achieve or sustain profitability in the future.

Our planned operations and business strategies will be subject to a number of variables, which cannot be predicted at this time. If certain assumptions that we make prove to be inaccurate we may incur significant losses and there can be no assurance that we will be able to reverse this trend. Even if we are able to fully implement our business model, there can be no assurance that we will be able to generate revenues to operate profitably.

In the future, we may incur significant increased costs as a result of operating as a public company, and our management may be required to devote substantial time to new compliance initiatives.

In the future, we may incur significant legal, accounting and other expenses as a result of operating as a public company. The Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), as well as new rules subsequently implemented by the SEC, have imposed various new requirements on public companies, including requiring changes in corporate governance practices. Our management and other personnel will need to devote a substantial amount of time to these new compliance initiatives. Moreover, these rules and regulations will increase our legal and financial compliance costs and will make some activities more time-consuming and costly. For example, we expect these new rules and regulations to make it more difficult and more expensive for us to obtain director and officer liability insurance, and we may be required to incur substantial costs to maintain the same or similar coverage.

In addition, the Sarbanes-Oxley Act requires, among other things, that we maintain effective internal controls for financial reporting and disclosure controls and procedures. In particular, we are required to perform system and process evaluation and testing on the effectiveness of our internal controls over financial reporting, as required by Section 404 of the Sarbanes-Oxley Act. Our testing may reveal deficiencies in our internal controls over financial reporting that are deemed to be material weaknesses. Our compliance with Section 404 will require that we incur substantial accounting expense and expend significant management efforts. We currently do not have an internal audit group, and we will need to hire additional accounting and financial staff with appropriate public company experience and technical accounting knowledge. Moreover, if we are not able to comply with the requirements of Section 404 in a timely manner, or if we or our independent registered public accounting firm identifies deficiencies in our internal controls over financial reporting that are deemed to be material weaknesses, the market price of our stock could decline, and we could be subject to sanctions or investigations by the SEC or other regulatory authorities, which would require additional financial and management resources.

There presently is a limited market for our common stock, and the price of our common stock may be volatile.

Our common stock is currently quoted on OTC Bulletin Board. We have, however, a very limited trading history. If a market for our common stock ever develops, there could be volatility in the volume and market price of our common stock. This volatility may be caused by a variety of factors, including the lack of readily available quotations, the absence of consistent administrative supervision of “bid” and “ask” quotations and generally lower trading volume. In addition, factors such as quarterly variations in our operating results, changes in financial estimates by securities analysts or our failure to meet our or their projected financial and operating results, litigation involving us, factors relating to our industry, actions by governmental agencies, national economic and stock market considerations as well as other events and circumstances beyond our control could have a significant impact on the future market price of our common stock and the relative volatility of such market price.

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Offers or availability for sale of a substantial number of shares of our common stock may cause the price of our common stock to decline.

Our stockholders could sell substantial amounts of common stock in the public market, including shares upon the expiration of any statutory holding period under Rule 144 of the Securities Act of 1933 (the “Securities Act”), if available, or upon trading limitation periods. Such volume could create a circumstance commonly referred to as an “overhang” and in anticipation of which the market price of our common stock could fall. The existence of an overhang, whether or not sales have occurred or are occurring, also could make it more difficult for us to secure additional financing through the sale of equity or equity-related securities in the future at a time and price that we deem reasonable or appropriate.

Our directors and officers have rights to indemnification.

Our Articles of Incorporation provide, as permitted by governing Nevada law, that we will indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was our director or officer, or who is or was serving at our request as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with the action, suit or proceeding, to the full extent permitted by the Nevada Revised Statutes. The inclusion of these provisions in our Articles may have the effect of reducing the likelihood of derivative litigation against directors and officers, and may discourage or deter stockholders or management from bringing a lawsuit against directors and officers for breach of their duty of care, even though such an action, if successful, might otherwise have benefited us and our stockholders.

We do not anticipate paying any cash dividends.

We do not anticipate paying cash dividends on our common stock for the foreseeable future. The payment of dividends, if any, would be contingent upon our revenues and earnings, if any, capital requirements, and general financial condition. The payment of any dividends will be within the discretion of our Board of Directors. We presently intend to retain all earnings, if any, to implement our business strategy; accordingly, we do not anticipate the declaration of any dividends in the foreseeable future.

We may be subject to penny stock regulations and restrictions, and you may have difficulty selling shares of our common stock.

The SEC has adopted regulations which generally define a “penny stock” as an equity security that has a market price less than $5.00 per share or an exercise price of less than $5.00 per share, subject to certain exemptions. Our common stock is a “penny stock” and is subject to Rule 15g-9 under the Exchange Act, or the “Penny Stock Rule.” This rule imposes additional sales practice requirements on broker-dealers that sell such securities to persons other than established customers and “accredited investors” (generally, individuals with a net worth in excess of $1,000,000 or annual incomes exceeding $200,000, or $300,000 together with their spouses). For transactions covered by Rule 15g-9, a broker-dealer must make a special suitability determination for the purchaser and have received the purchaser’s written consent to the transaction prior to sale. As a result, this rule may affect the ability of broker-dealers to sell our securities and may affect the ability of purchasers to sell any of our securities in the secondary market, thus possibly making it more difficult for us to raise additional capital.

For any transaction involving a penny stock, unless exempt, the rules require delivery, prior to any transaction in penny stock, of a disclosure schedule required by the SEC relating to the penny stock market. Disclosure is also required to be made about sales commissions payable to both the broker-dealer and the registered representative and current quotations for the securities. Finally, monthly statements are required to be sent disclosing recent price information for the penny stock held in the account and information on the limited market of penny stocks.

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There can be no assurance that our common stock will qualify for exemption from the Penny Stock Rule. In any event, even if our common stock were exempt from the Penny Stock Rule, we would remain subject to Section 15(b)(6) of the Exchange Act, which gives the SEC the authority to restrict persons from participating in a distribution of a penny stock, under certain circumstances, if the SEC finds that such a restriction would be in the public interest.

THE RISKS SET FORTH ABOVE SHOULD NOT BE CONSTRUED AS A COMPLETE LIST OF THE RISKS WHICH MAY AFFECT THE COMPANY’S BUSINESS, THE OFFERING OR THE RISKS WHICH YOU FACE AS A PROSPECTIVE INVESTOR. THE SECURITIES OFFERED INVOLVE A HIGH DEGREE OF RISK AND MAY RESULT IN THE LOSS OF YOUR ENTIRE INVESTMENT. ANY PERSON CONSIDERING THE PURCHASE OF THESE SECURITIES SHOULD BE AWARE OF THESE AND OTHER FACTORS SET FORTH IN THIS MEMORANDUM AND SHOULD CONSULT WITH HIS, HER OR ITS LEGAL, TAX AND FINANCIAL ADVISORS PRIOR TO MAKING AN INVESTMENT IN SECURITIES. THE SECURITIES SHOULD ONLY BE PURCHASED BY PERSONS WHO CAN AFFORD TO LOSE ALL OF THEIR INVEST

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS

The following discussion of our financial condition and results of operations should be read in conjunction with the audited financial statements and notes thereto for the years ended June 30, 2012 found in this report. In addition to historical information, the following discussion contains forward-looking statements that involve risks, uncertainties and assumptions. Where possible, we have tried to identify these forward looking statements by using words such as “anticipate,” “believe,” “intends,” or similar expressions. Our actual results could differ materially from those anticipated by the forward-looking statements due to important factors and risks.

General

The following analysis of our financial condition and results of operations should be read in conjunction with the financial statements, including footnotes, and other information presented elsewhere in this report on Form 8-K.

The following Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”) is intended to help the reader understand our results of operations and financial condition.

Overview

We were incorporated in March 2005 under the laws of the State of Nevada. We were originally formed to open and operate, through a wholly-owned subsidiary, Alchemy Coffee Company, Inc. (“Alchemy”), a retail, specialty coffee outlet. We opened a retail coffee outlet in February 2006, specializing in the sale of high quality foods and beverages. Due to continuing cash needs, however, we spun off Alchemy in October 2006. In the spin off transaction, we transferred ownership of Alchemy to one of our stockholders in exchange for all his shares of our common stock. After this transaction, we had no business activity or operations, other than investigating potential acquisitions. Upon the acquisition of eCareer, Inc. (“ECI”), as described above under “Item 2.01” of this current report, the business of ECI became our sole business, and the following is an analysis of the financial condition and results of operations of ECI, solely, and not of the parent company, eCareer Holdings, Inc. (formerly Barossa Coffee Company, Inc.). ECI is a Florida corporation, formerly named eCareer Connections, Inc., formed in October 2009. ECI is a developmental stage company with limited operations to date.

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ECI is a website designer, developer and marketer of niche career sites. ECI’s sites are designed to brand client companies to active and passive candidates within each identified niche. Site features include: industry news, social media groups, niche-specific content, webinars, events, training programs and consolidated industry statistics. Access to the site is free to users and revenue is intended to be generated through advertising, resume searches and a job board function. eCareer, Inc.’s first site, OpenReq.com™, began beta testing on October 15, 2012 and was publically launched on January 1, 2013.

Results of Operations - Year ended June 30, 2012 compared to June 30, 2011

For the years ended June 30, 2012 and 2011 there were no revenues.

Net loss for the year ended June 30, 2012 was $1,960,194 or $0.29 per share (basic and diluted). This resulted in a net loss increase of $1,733,107 or 763% from the year ended June 30, 2011 primarily due increases in professional fees and payroll costs.

General and administrative expenses for the year ended June 30, 2012 were $1,960,194 compared to $203,385 in operating expenses for the year ended June 30, 2011. General and administrative expenses for the year ended June 30, 2012 consist of $1,172,313 of professional and consulting fees, $536,477 of payroll expenses, $96,932 of marketing, $44,888 of peripherals and computer related expense, $36,374 of travel and entertainment, $20,796 of office supplies and $52,414 of other expenses. This is compared to general and administrative expenses for the year ended June 30, 2011 which consist of $91,002 of professional fees, $0 of payroll expenses, $36,786 of marketing, $3,624 of peripherals and computer related expense , $30,470 of travel and entertainment, $15,981 of office supplies and $25,522 of other expenses. All of these increases can be attributed to ECI’s increased activity for the year ended June 30, 2012 as compared to June 30, 2012.

There were no other expenses for the year ended June 30, 2012. Other expenses of $23,702 for the year ended June 30, 2011 were $23,702 and consisted of loss on the sale of available-for-sale marketable securities.

Liquidity and Capital

At June 30, 2012, we had cash of $1,083,571 as compared to $3,762 at June 30, 2011. Since June 30, 2012, we have raised additional capital through April 8, 2013 of $2,618,927 through the issuance of common stock. The working capital at June 30, 2012 was $950,158 compared to a working capital deficit of $156,815 at June 30, 2011, an increase of $1,106,973. The increase is attributable to an increase in cash raised through issuance of common stock.

For the year ended June 30, 2012 cash used in operating activities was $1,674,463 as compared to $115,120 for the year ended June 30, 2011. Our primary uses of cash from operating activities for the year ended June 30, 2012 were losses from operations offset by increases in stock issued for services.

Net cash used in investing activities for the year ended August 31, 2012 was $137,291, predominantly from the purchase of property and equipment and intangible assets. This compares with net cash provided by investing activities of $45,443 for the year ended June 30, 2011 which was from the proceeds from the sale of available for sale securities.

Net cash provided by financing activities for year ended June 30, 2012 was $2,891,563 which included $3,466,205 from the issuance of common stock offset by offering costs and the repayment of a stockholder loan.

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Results of Operations – Six months ended December 31, 2012 compared to December 31, 2011

For the six months ended December 31, 2012 and 2011 there were no revenues.

Net loss for the six months ended December 31, 2012 was $1,366,096 or $0.09 per share (basic and diluted). This resulted in a net loss increase of $788,855 or 137% from the six months ended December 31, 2011 primarily due increases in professional fees and payroll costs.

General and administrative expenses for the six months ended December 31, 2012 were $1,366,096 compared to $577,241 in operating expenses for the six months ended December 31, 2011.

General and administrative expenses for the year ended December 31, 2012 consist of $622,902 of professional and consulting fees, $412,117 of payroll expenses, $127,412 of marketing, $32,624 of peripherals and computer related expense , $31,772 of travel and entertainment, $24,664 of office supplies and $114,605 of other expenses. This is compared to general and administrative expenses for the year ended December 31, 2011 which consist of $371,101 of professional fees, $115,333 of payroll expenses, $38,144 of marketing, $10,250 of peripherals and computer related expense , $15,658 of travel and entertainment, $11,487 of office supplies and $15,268 of other expenses. All of these increases can be attributed to ECI’s increased activity for the year ended December 31, 2012 as compared to December 31, 2012.

Current and Future Financing Needs

We have stockholders’ equity of $1,169,719 through June 30, 2012 and have incurred a net loss of $1,960,194 for the year ended June 30, 2012. We have stockholders’ equity of $1,036,620 through December 31, 2012 and have incurred a net loss of $1,366,096 for the six months ended December 31, 2012. We have incurred negative cash flow from operations since inception and have primarily financed our operations through the sale of stock. At June 30, 2012, we had no debt and a working capital of $950,158. At December 31, 2012, we had no debt and a working capital of $486,720. The opinion of our independent registered accounting firm for the fiscal year ended June 30, 2012 states that there is substantial doubt as to our ability to continue as a going concern. During the year ended June 30, 2012, we raised $3,315,586, which includes subscriptions receiveable of $354,000, (net of expenses) from the issuance of our common stock, and since then we have raised an additional $1,219,614 from the issuance of common stock (net of expenses). We have spent, and expect to continue to spend, substantial amounts in connection with implementing our business strategy, including our advertising and marketing campaign, and fees in connection with regulatory compliance and corporate governance. The actual amount of funds we will need to operate is subject to many factors, some of which are beyond our control. Our current negative cash flow rate is approximately $200,000 per month. We do not have sufficient cash to operate our business at the current level for the next twelve months and insufficient cash to achieve our business goals. If our anticipated sales for the next few months do not meet our expectations, our existing resources will not be sufficient to meet our cash flow requirements. Furthermore, if our expenses exceed our anticipations, we will need additional funds to implement our business plan. We will not be able to fully establish our business if we do not have adequate working capital so we will need to raise additional funds, whether through a stock offering or otherwise.

Critical Accounting Policies

The information required by this section is incorporated herein by reference to the information set forth under the caption “Summary of Significant Accounting Policies” in Note 3 of the Notes to the audited Financial Statements included in Exhibit 99.1 of this current report.

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Off-Balance Sheet Arrangements

We do not have any unconsolidated special purpose entities and, we do not have significant exposure to any off-balance sheet arrangements. The term “off-balance sheet arrangement” generally means any transaction, agreement or other contractual arrangement to which an entity unconsolidated with us is a party, under which we have: (i) any obligation arising under a guarantee contract, derivative instrument or variable interest; or (ii) a retained or contingent interest in assets transferred to such entity or similar arrangement that serves as credit, liquidity or market risk support for such assets.

Security Ownership of Certain Beneficial Owners and Management

The table below sets forth the number and percentage of shares of our common stock owned as of April 12, 2013, by the following persons: (i) stockholders known to us who own 5% or more of our outstanding shares, (ii) each of our executive officers and directors, and (iii) our executive officers and directors as a group. As of April 12, 2013, there were 4,368,078 shares of our common stock outstanding.

Name and address of beneficial owner	Amount of beneficial ownership	Percent of class

Joseph Azzata	712,894 shares	16.32%
CEO and Chairman of the Board
2300 Glades Road, Suite 302E
Boca Raton, Florida 33434

Tim Kardok	356,447 shares	8.16%
President and CFO
2300 Glades Road, Suite 302E
Boca Raton, Florida 33434

All directors and executive officers as a group (2 persons)	1,069,341 shares	24.48%

M.B. Long	325,180 shares	7.44%
7426 Timberlake Road Lynchburg, Virginia 24502

Liliyfield Business LTD	500,276 shares	11.45%
c / o Kendris Ltd. Mühlemattstrasse 56 CH-5001 Aarau, Switzerland

John Bostick	287,659 shares	6.59%
100 Sunshine Ave Red Bay, AL 35582
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Directors and Executive Officers

Our executive officers and directors are as follows:

Name	Age	Position(s) and Office(s)

Joseph Azzata	54	Chief Executive Officer and Chairman of the Board

Tim Kardok	56	President and Director

Joseph Azzata – Mr. Azzata is the founder of eCareer, Inc. and has been the Chief Executive Officer and Chairman of eCareer Holdings, Inc. since closing of the Exchange Agreement. He is a leader in the area of healthcare staffing, with a specialized emphasis on web-based and automated recruiting processes. From 2002 to 2010, Mr. Azzata was the CEO and co-founder of Medical Connections Holdings, Inc. Mr. Azzata was instrumental in the growth and expansion of Medical Connections, a national and publicly held healthcare staffing firm. In 2007, Medical Connections was awarded the Gold Seal Certification in Healthcare Staffing from the Joint Commission on Healthcare Staffing.

While at Medical Connections, Mr. Azzata supervised the management of the company’s day-to-day staffing operations including organic growth, Internet advertising, marketing, business development and client relations. Mr. Azzata directly supervised the design, development and launch of Medical Connections’ new line of websites, which incorporated a job board site as well as a separate corporate site. With significant knowledge of the healthcare electronic job board sector and the healthcare staffing industry, Mr. Azzata is uniquely positioned to lead a thriving medical advertising job vertical.

Chief among Mr. Azzata’s many tasks will be to develop alliances with technology solutions partners, healthcare staffing firms and healthcare providers. He will focus and dedicate his efforts to the growth and expansion of our business model and forge strategic alliances with industry-related companies and state universities to leverage our market recognition and industry awareness.

Involvement in Certain Legal Proceedings:

In September 2005, Mr. Azzata, Medical Connections, Inc. (a company of which he was an officer), and a second individual entered into a settlement agreement with the Pennsylvania Securities Commission, whereby, without admitting or denying certain allegations against them, they consented to the commission making certain findings and conclusions and imposing sanctions. The commission determined that the respondents had violated the Pennsylvania Securities Act of 1972 (the “1972 Act”) in connection with the offering of certain securities to at least one Pennsylvania resident in 2004 and 2005. The respondents were ordered to permanently cease and desist from violating the 1972 Act and were barred for a period of three months from certain activities, including representing or otherwise being involved with an issuer offering or selling securities in Pennsylvania. The commission also ordered the respondents to pay a total fine of $10,000.

In November 2005, Mr. Azzata entered into a Letter of Acceptance, Waiver and Consent (“AWC”) with the National Association of Securities Dealers (“NASD”). Without admitting or denying the allegations or findings and solely for the purpose of the proceeding with the NASD, prior to a hearing and without an adjudication of any issue of law or fact, Mr. Azzata agreed to the entry of findings that from about December 2002 through about July 2003, while a registered representative at NASD member Cardinal Capital Management, Inc., and under the supervision of Cardinal Capital Management, Mr. Azzata engaged in the unregistered offer and sale of securities in violation of Section 5 of the Securities Act of 1933. In addition, Mr. Azzata failed to appear to give testimony as requested. Mr. Azzata consented to the imposition, as a sanction, of a bar from association with any NASD member in all capacities.

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In June 2007, the NASD revoked Mr. Azzata’s registration for failure to pay a fine in connection with an AWC he entered into in May 2002. He did, however, pay NASD the fine in October 2007.

Tim Kardok – Mr. Kardok has been the President and Director of eCareer, Inc. since October 2012 and has been the President and Director of eCareer Holdings, Inc. since closing of the Exchange Agreement. He has more than 30 years of experience in public, private, multinational and entrepreneurial environments from start-ups to Fortune 100 companies. Mr. Kardok is a proven expert in the areas of corporate growth, reorganizations and turnarounds. Over his career, he has held various management positions at two international corporations, and has assisted numerous companies in a consulting capacity. He also has experience in product development and market deployment; corporate infrastructure design; change management; strategic planning; capital formation, public IPO strategy, strategic acquisitions/acquisition integration; distribution analysis and planning; and outsourcing marketing.

Mr. Kardok earned a Bachelor of Arts in Marketing from the University of Notre Dame and an MBA from the University of Bridgeport.

EXECUTIVE COMPENSATION

There has been no compensation awarded to, earned by, or paid by eCareer Holdings, Inc. (formerly Barossa Coffee Company, Inc.) to its principal executive officer or any other executive officers or directors during the fiscal year ended June 30, 2012 or the fiscal year ended June 30, 2011.

eCareer, Inc., which became our subsidiary as a result of the transactions effected by the closing of the Exchange Agreement, as described above under “Item 2.01” of this current report, paid Joseph Azzata, our Chief Executive Officer, $515,553 and $0 during the fiscal years ended June 30, 2012 and 2011, respectively. eCareer, Inc. did not pay Tim Kardok, our President, any cash compensation during the fiscal years ended June 30, 2012 and 2011, respectively. Under the terms of each individual’s employment agreements with eCareer, Inc. (as described below), eCareer, Inc. has paid and will continue to pay compensation to both. At a later date, eCareer Holdings, Inc. may directly enter into employment agreements with Messrs. Azzata and Kardok, at which time their employment agreements with eCareer, Inc. would be terminated.

Employment Agreements

Effective January 7, 2013, our operating subsidiary, eCareer, Inc., entered into an employment agreement with Joseph Azzata, providing for him to serve as Chief Executive Officer. The agreement has a term of three years and provides compensation that includes an annual salary of $225,000, health insurance at no cost and a monthly car allowance. The agreement also contains a non-compete covenant. In addition to the Mr. Azzata’s annual salary, eCareer, Inc. also has the right to pay him a discretionary monthly bonus.

Effective January 7, 2013, our operating subsidiary entered into an employment agreement with Tim Kardok, providing for him to serve as President and Chief Financial Officer. The agreement has a term of two years and provides compensation that includes an annual salary of $200,000, health insurance at no cost and a monthly car allowance. The agreement also contains a non-compete covenant. In addition to the Mr. Kardok’s annual salary, eCareer, Inc. also has the right to pay him a discretionary monthly bonus.

There is currently no employment agreement between eCareer Holdings, Inc. and either Mr. Azzata or Mr. Kardok.

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Certain Relationships and Related Transactions, and Director Independence

During the fiscal years ended June 30, 2012 and 2011, our Chief Executive Officer, Joseph Azzata, made cash advances to eCareer, Inc. of $9,000 and $151,334, respectively. He also advanced to eCareer, Inc. marketable securities valued at $71,782 during the fiscal year ended June 30, 2011. All of these advances were non-interest bearing, unsecured and due on demand, and as of June 30, 2012, all amounts advanced had been repaid to Mr. Azzata.

eCareer, Inc. paid consulting fees of $5,000 to our President, Tim Kardok, during the fiscal year ended June 30, 2012.

During the fiscal year ended June 30, 2012, in connection with capital raising activities, eCareer, Inc. paid finders fees to our Chief Executive Officer’s brother, Jim Azzata, of $22,100. eCareer, Inc. also paid consulting fees of $2,900 to Jim Azzata during the fiscal year ended June 30, 2012.

Director Independence

Messrs. Azzata and Kardok are currently the sole members of our Board of Directors and are each executive officers. Accordingly, we currently have no “independent” directors. At some point in the future, it is anticipated that we will appoint additional directors who are considered independent. We have not decided, however, what independence standard will be used to make this determination. We hope that the addition of independent directors to the Board will help us better oversee and manage risk.

LEGAL PROCEEDINGS

We are not subject to any material legal proceedings at this time.

MARKET PRICE AND DIVIDENDS ON OUR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Our common stock is quoted on the OTC Bulletin Board the under the symbol “BSSA.” Trading in our common stock in the over-the-counter market has been very limited and the quotations set forth below are not necessarily indicative of actual market conditions. The high and low sales prices for our common stock for each quarter of the fiscal years ended June 30, 2012 and 2011, and for the fiscal quarters ended March 31, 2013, December 31, 2012 and September 30, 2012, according to OTC Markets Group Inc., were as follows:

Quarter Ended	High		Low
March 31, 2013		$0.65		$0.64
December 31, 2012		$1.05		$0.65
September 30, 2012		$0.65		$0.45
June 30, 2012		$0.60		$0.44
March 31, 2012		$0.40		$0.40
December 31, 2011		$0.40		$0.40
September 30, 2011		$0.40		$0.40
June 30, 2011		$0.55		$0.55
March 31, 2011		$0.51		$0.51
December 31, 2010		$0.50		$0.30
September 30, 2010 (1)	$	N/A	$	N/A

(1) No sales were effected on the over-the-counter market during this quarter. The last sale effected on the over-the-counter market prior to this quarter occurred on June 30, 2010 at a price of $0.25 per share.

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Record Holders

As of April 12, 2013, there were approximately 186 stockholders of record holding our common stock, which does not include an undetermined number of beneficial stockholders who hold their shares in “street name” through a brokerage or other institution. As of April 12, 2013, there are a total of 4,368,078 shares of common stock issued and outstanding. The holders of our common stock are entitled to one vote for each share held of record on all matters submitted to a vote of stockholders. Holders of our common stock have no preemptive rights and no right to convert their common stock into any other securities. There are no redemption or sinking fund provisions applicable to our common stock.

Dividends

We have not declared any cash dividends since inception and do not anticipate paying any dividends in the foreseeable future. The payment of dividends is within the discretion of our Board of Directors and will depend on our earnings, capital requirements, financial condition, and other relevant factors. There are no restrictions that currently limit our ability to pay dividends on common stock other than those generally imposed by applicable state law.

Equity Compensation Plan Information

We do not have any equity compensation plans as of June 30, 2012 or to date.

RECENT SALES OF UNREGISTERED SECURITIES

Reference is made to the disclosure set forth below under “Item 3.02” of this current report, which disclosure is incorporated herein by reference.

DESCRIPTION OF SECURITIES

We are authorized to issue 50,000,000 shares of common stock, par value $0.001 per share, and 1,000,000 shares of preferred stock, par value $0.001 per share. As of April 12, 2013, 4,368,078 shares of our common stock are issued and outstanding and no shares of our preferred stock are issued and outstanding. Our Chief Executive Officer, Joseph Azzata, however, currently holds 100,000 shares of Series A Preferred Stock of our operating subsidiary, eCareer, Inc. (“ECI”). The shares entitle him to 500 votes per share on any matter brought to a vote of the stockholders of ECI, giving him voting control of ECI. In connection with the closing of the Exchange Agreement described above under “Item 2.01” of this current report, we intend to designate a new series of our preferred stock to be exchanged for all of Mr. Azzata’s Series A Preferred Stock of ECI, which will result in Mr. Azzata having voting control of us. It is intended that this new series of preferred stock will have no economic interest in the company.

The powers, preferences, and rights, and the qualifications, limitations, or restrictions of the shares of stock of each class and series which we are authorized to issue, are as follows:

Common Stock

After the requirements with respect to preferential dividends of preferred stock, if any, will have been met and after we comply with all the requirements, if any, with respect to the setting aside of funds as sinking funds or redemption or purchase accounts and subject further to any other conditions which may be required by the Nevada Revised Statutes, then, but not otherwise, the holders of our common stock will be entitled to receive such dividends, if any, as may be declared from time to time by the board of directors without distinction as to series.

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After distribution in full of any preferential amount to be distributed to the holders of preferred stock, if any, in the event of a voluntary or involuntary liquidation, distribution or sale of assets, dissolution, or winding up of this company, the holders of the common stock will be entitled to receive all of our remaining assets, tangible and intangible, of whatever kind available for distribution to stockholders, ratably in proportion to the number of shares of common stock held by each without distinction as to series.

Except as may otherwise be required by law or our articles of incorporation, in all matters as to which the vote or consent of our stockholders is required to be taken, including any vote to amend our articles of incorporation, to increase or decrease the par value of any class of stock, effect a stock split or combination of shares, or alter or change the powers, preferences, or special rights of any class or series of stock, the holders of the common stock will have one vote per share on all such matters and will not have the right to cumulate their votes for any purpose.

Preferred Stock

Shares of preferred stock may be issued from time to time in one or more series as may from time to time be determined by the board of directors. Each series will be distinctly designated. All shares of any one series of the preferred stock will be alike in every particular, except that there may be different dates from which dividends thereon, if any, will be cumulative, if made cumulative. The powers, preferences, participating, optional, and other rights of each such series and the qualifications, limitations, or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. Except as hereinafter provided, the board of directors has the authority to fix by resolution or resolutions adopted prior to the issuance of any shares of each particular series of preferred stock, the designation, powers, preferences, and relative participating, optional, and other rights and the qualifications, limitations, and restrictions thereof, if any, of such series, including, without limiting the generality of the foregoing, the following:

(i) The distinctive designation of, and the number of shares of preferred stock which will constitute each series, which number may be increased (except as otherwise fixed by the board of directors) or decreased (but not below the number of shares thereof outstanding) from time to time by action of the board of directors;

(ii) The rate and times at which, and the terms and conditions on which, dividends, if any, on the shares of the series will be paid; the extent of preferences or relation, if any, of such dividends to the dividends payable on any other class or classes of stock or on any series of preferred stock and whether such dividends will be cumulative or noncumulative;

(iii) The right, if any, of the holders of the shares of the same series to convert the same into, or exchange the same for, any other class or classes of stock and the terms and conditions of such conversion or exchange;

(iv) Whether shares of the series will be subject to redemption and the redemption price or prices, including, without limitation, a redemption price or prices payable in shares of any other class or classes of stock, cash, or other property and the time or times at which, and the terms and conditions on which, shares of the series may be redeemed;

(v) The rights, if any, of the holders of shares of the series on voluntary or involuntary liquidation, merger, consolidation, distribution, or sale of assets, dissolution, or winding up of this company;

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(vi) The terms of the sinking fund or redemption or purchase account, if any, to be provided for shares of the series; and

(vii) The voting powers, if any, of the holders of shares of the series which may, without limiting the generality of the foregoing, include (A) the right to more or less than one vote per share on any or all matters voted on by the shareholders, and (B) the right to vote as a series by itself or together with other series of preferred stock or together with all series of preferred stock as a class, on such matters, under such circumstances, and on such conditions as the board of directors may fix, including, without limitation, the right, voting as a series by itself or together with other series of preferred stock or together with all series of preferred stock as a class, to elect one or more directors in the event there will have been a default in the payment of dividends on any one or more series of preferred stock or under such other circumstances and upon such conditions as the board of directors may determine.

Generally

The board of directors will have authority to authorize the issuance, from time to time without any vote or other action by the stockholders, of any or all shares of any class at any time authorized, and any securities convertible into or exchangeable for such shares, in each case to such persons and for such consideration and on such terms as the board of directors from time to time in its discretion lawfully may determine; provided, however, that the consideration for the issuance of shares of stock having par value will not be less than such par value. Shares so issued, for which the full consideration determined by the board of directors has been paid to us, will be fully paid stock, and the holders of such stock will not be liable for any further call or assessments thereon.

Unless otherwise provided in the resolution of the board of directors providing for the issue of any series of preferred stock, no holder of shares of any class or of any security or obligation convertible into, or of any warrant, option, or right to purchase, subscribe for, or otherwise acquire, shares of any class, whether now or hereafter authorized, will, as such holder, have any preemptive right whatsoever to purchase, subscribe for, or otherwise acquire shares of any class of the Corporation, whether now or hereafter authorized.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Section 78.138 of the Nevada Revised Statutes (“NRS”) provides that a director or officer will not be individually liable for any damages as a result of any act or failure to act in his or her capacity as a director or officer unless it is proven that (i) the director’s or officer’s acts or omissions constituted a breach of his or her fiduciary duties, and (ii) such breach involved intentional misconduct, fraud or a knowing violation of the law.

Section 78.7502 of NRS permits a corporation to indemnify its directors and officers against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with a threatened, pending or completed action, suit or proceeding if the officer or director (i) is not liable pursuant to NRS 78.138 or (ii) acted in good faith and in a manner the officer or director reasonably believed to be in or not opposed to the best interests of the corporation and, if a criminal action or proceeding, had no reasonable cause to believe the conduct of the officer or director was unlawful.

Section 78.751 of NRS permits a Nevada corporation to indemnify its officers and directors against expenses incurred by them in defending a civil or criminal action, suit or proceeding as they are incurred and in advance of final disposition thereof, upon receipt of an undertaking by or on behalf of the officer or director to repay the amount if it is ultimately determined by a court of competent jurisdiction that such officer or director is not entitled to be indemnified by the corporation.

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Section 78.752 of NRS provides that a Nevada corporation may purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, for any liability asserted against him and liability and expenses incurred by him in his capacity as a director, officer, employee or agent, or arising out of his status as such, whether or not the corporation has the authority to indemnify him against such liability and expenses.

Our Articles of Incorporation provide that no director will have personal liability to the company or its stockholders for damages for breach of fiduciary duty as a director or officer, except for (a) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (b) the payment of distributions in violation of section 78.300 of the Nevada Revised Statutes. Our Articles of Incorporation also provide that we will indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was our director or officer, or who is or was serving at our request as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with the action, suit or proceeding, to the full extent permitted by the Nevada Revised Statutes as such statutes may be amended from time to time.

Insofar as indemnification by us for liabilities arising under the Securities Act may be permitted to our directors, officers or persons controlling the company pursuant to provisions of our Articles of Incorporation and Bylaws, or otherwise, we have been advised that in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that such director, officer or controlling person asserts a claim for indemnification against the company in connection with a successful defense of any action, we reserve the right to submit to a court of appropriate jurisdiction the question of whether such indemnification by the company is against public policy as expressed in the Securities Act. ECI will be governed by the final adjudication of such issue.

At the present time, there is no pending litigation or proceeding involving a director, officer, employee or other agent of ours in which indemnification would be required or permitted. We are not aware of any threatened litigation or proceeding, which may result in a claim for such indemnification.

Changes In and Disagreements With Accountants on
Accounting and Financial Disclosure

On October 31, 2012, our independent accountant, Pritchett, Siler & Hardy, P.C., declined to stand for re-election due to SEC rules regarding length of time during which independent accountants can serve with regard to a specific registrant.

No report of said accountant has ever contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles, except as to our ability to continue as a going concern due to lack of successful operations.

The decision referred to above was approved by our board of directors.

During our two most recent fiscal years or any subsequent interim period preceding the change referred to above there have been no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

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Morrill & Associates, effective October 31, 2012, has been engaged as our principal accountant to audit our financial statements.

Item 3.02 Unregistered Sales of Equity Securities.

Pursuant to the Exchange Agreement described in “Item 2.01” of this current report, at closing on April 11, 2013, we issued a total of 3,894,668 shares of its common stock to the stockholders of eCareer, Inc. in exchange for shares representing approximately 91.4% of the issued and outstanding common stock of eCareer, Inc. The securities were issued under the exemption from registration provided by Section 4(2) of the Securities Act of 1933 and the rules and regulations promulgated thereunder. These issuances of securities did not involve a “public offering” based upon the following factors: (i) each of the issuances of the securities was a private transaction; (ii) a limited number of securities were issued to a limited number of offerees; (iii) there was no public solicitation; (iv) the investment intent of the offerees; and (v) the restriction on transferability of the securities issued.

Item 5.01 Changes in Control of the Registrant.

Reference is made to the disclosure set forth above under “Item 2.01” of this current report, which disclosure is incorporated herein by reference. Other than the transactions and agreements disclosed in “Item 2.01,” we know of no arrangements, which may result in a change in control at a subsequent date.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Pursuant to the Exchange Agreement, at closing on April 11, 2013: (i) our Board of Directors appointed Joseph Azzata and Tim Kardok as new members of the Board of Directors; (ii) Thomas G. Kimble resigned as Director, President, and Secretary/Treasurer; and (iii) our Board of Directors appointed Joseph Azzata as Chief Executive Officer and Tim Kardok as President.

For certain biographical and other information regarding the newly appointed executive officer and directors, see the disclosure under “Item 2.01” of this report, which disclosure is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Immediately prior to closing of the Exchange Agreement described in “Item 2.01” of this current report, effective April 11, 2013, our shareholders approved an amendment to our Articles of Incorporation to change our name from “Barossa Coffee Company, Inc.” to “eCareer Holdings, Inc.” A copy of the amendment to our Articles of Incorporation is attached hereto as Exhibit 3.1.

Item 5.06 Change in Shell Company Status.

As the result of the transactions effected by the closing of the Exchange Agreement, as described above under “Item 2.01” of this current report, we are no longer a shell company as that term is defined in Rule 12b-2 of the Securities Exchange Act of 1934. The disclosure in “Item 2.01” is incorporated herein by reference.

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Item 9.01 Financial Statement and Exhibits.

(a) Financial statements of business acquired.

The following are filed as Exhibit 99.1 to this current report and are incorporated herein by reference:

The unaudited Financial Statements of eCareer, Inc., including the balance sheet as of December 31, 2012 and June 30, 2012 and the related statements of operations, stockholders’ equity and cash flows for the six months ended December 31, 2012 and 2011 and from October 13, 2009 (Inception) to December 31, 2012.

The audited Financial Statements of eCareer, Inc., including the balance sheet as of June 30, 2012 and 2011 and the related statements of operations, stockholders’ equity and cash flows for the year ended June 30, 2012 and 2011 and from October 13, 2009 (Inception) to June 30, 2012.

(b) Pro forma financial information.

The Unaudited Pro Forma Financial Statements of eCareer Holdings, Inc. and Subsidiary, including the Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2012 and December 31, 2012 and the Unaudited Pro Forma Consolidated Statement of Operations for the year ended June 30, 2012 and the six months ended December 31, 2012, are filed as Exhibit 99.2 to this current report and are incorporated herein by reference.

(c) Shell Company Transactions.

Reference is made to the disclosure set forth in Items 9.01(a) and 9.01(b), which disclosure is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Reorganization dated August 30, 2012 (Incorporated by reference from Form 8-K filed with the SEC on September 6, 2012)

3.1	Amendment to Articles of Incorporation

10.1	Employment Agreement between eCareer, Inc. and Joseph Azzata, dated January 7, 2013

10.2	Employment Agreement between eCareer, Inc. and Tim Kardok, dated January 7, 2013

99.1	Financial Statements of eCareer, Inc.

99.2	Unaudited Pro Form Consolidated Financial Statements of eCareer Holdings, Inc. and Subsidiary
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eCareer Holdings, Inc.

Date: April 16, 2013	By: /s/ Joseph Azzata
Joseph Azzata
Chief Executive Officer
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